UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2012

MICROSTRATEGY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-24435	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia		22182
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Fourth Quarter Financial Results

On January 30, 2012, MicroStrategy Incorporated (the “Company”) issued a press release announcing the Company’s financial results for the quarter ended December 31, 2011. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

In this Form 8-K, the Company is updating the January 30, 2012 press release to: (i) adjust the amount of excess tax benefits from share-based compensation arrangements in the Consolidated Statement of Cash Flows for the Twelve Months Ended December 31, 2011, as shown in the table below (in thousands), and (ii) revise the list of new customers and new deals with existing customers in Q4 2011.

	Twelve Months Ended December 31, 2011

	(unaudited)
	Updated	As Previously Reported	Change
Operating activities:
Excess tax benefits from share-based compensation arrangements	$—	$(4,507)	$4,507
Net cash provided by operating activities	$60,814	$56,307	$4,507

Financing activities:
Excess tax benefits from share-based compensation arrangements	$—	$4,507	$(4,507)
Net cash provided by (used in) financing activities	$2,463	$6,970	$(4,507)

Net increase (decrease) in cash and cash equivalents	$25,537	$25,537	$—

The information in the January 30, 2012 press release, as updated for the matters described above, is referred to in this Form 8-K as the “Updated Release”, dated February 1, 2012. Other than as described above, the Updated Release, including the net increase in cash and cash equivalents and other financial statement line items contained therein, is the same as the January 30, 2012 press release.

The Updated Release is attached as Exhibit 99.2 to this Form 8-K.

The information in this Form 8-K (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated January 30, 2012, regarding the Company’s financial results for the quarter ended December 31, 2011.

99.2	Updated Release, dated February 1, 2012 regarding the Company’s financial results for the quarter ended December 31, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2012	MicroStrategy Incorporated
(Registrant)

	By:	/s/ Douglas K. Thede
	Name:	Douglas K. Thede
	Title:	Executive Vice President, Finance & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated January 30, 2012, regarding the Company’s financial results for the quarter ended December 31, 2011.

99.2	Updated Release, dated February 1, 2012, regarding the Company’s financial results for the quarter ended December 31, 2011.